Exhibit 10.69

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

FIRST AMENDMENT AND WAIVER

This FIRST AMENDMENT AND WAIVER (this “Amendment and Waiver”), dated and effective as of February 18, 2022 (the “Effective Date”), by and among AKEBIA THERAPEUTICS, INC., a Delaware corporation (as “Borrower”), BIOPHARMA CREDIT PLC, a public limited company incorporated under the laws of England and Wales (as the “Collateral Agent”), BPCR LIMITED PARTNERSHIP, a limited partnership established under the laws of England and Wales (as a “Lender”), and BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP, a Cayman Islands exempted limited partnership (as a “Lender”).
Recitals
A.    Collateral Agent, Lenders, Borrower and the other Credit Parties thereunder have entered into that certain Loan Agreement, dated as of November 11, 2019 (the “Loan Agreement”).
B.    Borrower desires to enter into that certain Second Amended and Restated License Agreement (the “License Agreement”) with Vifor (International) Ltd. (“Vifor”), pursuant to which Vifor will provide to Borrower, and Borrower will incur, Indebtedness in the form of a working capital loan, as described in greater detail in Section 11.5 of the License Agreement (the “Working Capital Loan”).
C.    Pursuant to Section 6.4 of the Loan Agreement, the Working Capital Loan does not constitute Permitted Indebtedness.
D.    In connection with Borrower’s obligation to deliver to the Collateral Agent annual consolidated financial statements which are audited by an independent certified public accounting firm of recognized national standing, Section 5.2(a)(i)(x) of the Loan Agreement requires Borrower to deliver to the Collateral Agent a report and opinion of such certified public accounting firm which are prepared in accordance with Applicable Accounting Standards and , with respect to any period ending after September 30, 2020, are not subject to any qualification as to “going concern” or scope of audit (the “Accountant Opinion Covenant”).

E.    Borrower has become aware that the opinion of its independent certified public accounting firm accompanying Borrower’s consolidated financial statements for the fiscal year ending December 31, 2021 may be subject to certain qualifications, including a “going concern” qualification.

F.    In accordance with Section 11.5 of the Loan Agreement, Borrower and Lenders desire to amend the Loan Agreement to, among other things, permit the Working Capital Loan, and Lenders agree to provide Borrower with a waiver of the no “going concern” qualification requirement in the Accountant Opinion Covenant, in each case on the terms and conditions set forth herein.

Agreement
Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions. All capitalized terms used in this Amendment and Waiver (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement. The rules of interpretation set forth in the first paragraph of Section 13.1 of the Loan Agreement shall be applicable to this Amendment and Waiver and are incorporated herein by this reference.
2.Amendment to Loan Agreement.
a.The Loan Agreement shall be amended by adding the following sub-clause (iii) to Section 2.2(c) of the Loan Agreement:
“(iii)    Prior to any prepayment, repayment, repurchase or redemption, in whole or in part, of the Indebtedness described in clause (c) of the definition of Permitted Indebtedness, whether or not [**] (a “Working Capital Loan Repayment”), Borrower shall promptly, and in any event no later than [**] prior to the date on which such Indebtedness (or portion thereof) is due to be prepaid, repaid, repurchased or redeemed (the “Working Capital Loan Repayment Date”), notify the Collateral Agent in writing of such Working Capital Loan Repayment, which notice shall include reasonable detail as to the nature, timing and other circumstances of such prepayment, repayment, repurchase or redemption (such notice, a “Working Capital Loan Repayment Notice”); provided, however, that [**]. In the event of a Working Capital Loan Repayment, Borrower shall prepay in full all of the Term Loans advanced by Lenders under this Agreement no later than [**] prior to the Working Capital Loan Repayment Date in an amount equal to the sum of (A) all unpaid principal and any and all accrued and unpaid interest with respect to the Term Loans (or such remaining outstanding portion thereof), and (B) any applicable amounts payable with respect to the prepayment under this Section 2.2(c)(iii) pursuant to Section 2.2(e) or Section 2.2(f) and all other amounts payable or accrued and not yet paid under this Agreement and the other Loan Documents. The Collateral Agent will promptly notify each Lender of its receipt of the Working Capital Loan Repayment Notice, and the amount of such Lender’s Applicable Percentage of such prepayment of the Term Loans.
b.The Loan Agreement shall be amended by deleting the phrase “pursuant to Section 2.2(c)(i) or Section 2.2(c)(ii),” appearing in each of Section 2.2(e)(i), Section 2.2(e)(ii), Section 2.2(f)(i) and Section 2.2(f)(ii) of the Loan Agreement and replacing it in each such Section with the phrase “pursuant to Section 2.2(c)(i), Section 2.2(c)(ii) or Section 2.2(c)(iii),”.
c.The Loan Agreement shall be amended by deleting the phrase “Section 2.2(c)(ii)” in each place it appears in Section 7.1 of the Loan Agreement and replacing it with the phrase “Section 2.2(c)(ii) or Section 2.2(c)(iii)”.
d.The Loan Agreement shall be amended by deleting in its entirely Section 5.2(a)(ii) of the Loan Agreement and replacing it as follows:
“(ii)    Quarterly Financial Statements. As soon as available, but in any event within [**] after the end of each of the first three (3) fiscal quarters of each fiscal year of Borrower (or such earlier date on which Borrower is required to file a Form 10-Q under the Exchange Act, as applicable), beginning with the fiscal quarter ending March 31, 2020, a consolidated balance sheet of Borrower and its Subsidiaries as of the end of such fiscal quarter, and the related consolidated statements of income and cash flows and for such fiscal quarter and (in respect of the second and third fiscal quarters of such fiscal year) for the then-elapsed portion of Borrower’s fiscal year, setting forth in each case in comparative form the figures for the comparable period or periods in the previous fiscal year, all prepared in accordance with Applicable Accounting Standards, and for the fiscal quarters ending June 30, 2022 and September 30, 2022, not subject to any qualification as to “going concern”, subject to normal year-end audit adjustments and the absence of disclosures normally made in footnotes; provided, however, that Borrower shall be deemed to have made such delivery of such consolidated financial statements if such consolidated financial statements shall have been made available within the time period specified above on the SEC’s EDGAR system (or any successor system adopted by the SEC). Such consolidated financial statements shall be certified by a Responsible Officer of Borrower as, to his or her knowledge, fairly presenting, in all material respects, the consolidated financial condition, results of operations and cash flows of Borrower and its Subsidiaries as of the dates and for the periods specified in accordance with Applicable Accounting Standards consistently applied, and on a basis consistent with the audited consolidated financial statements referred to under Section 5.2(a)(i), subject to normal year-end audit adjustments and the absence of footnotes; provided, however, that such certification by a Responsible Officer of Borrower shall be deemed to have made if a similar certification is required under the Sarbanes-Oxley Act of 2002 and such certificate shall have been made available within the time period specified above on the SEC’s EDGAR system (or any successor system adopted by the SEC);”.
e.The Loan Agreement shall be amended by deleting in its entirety clause (c) of the definition of Permitted Indebtedness in Section 13.1 of the Loan Agreement and replacing it as follows:
“(c)    Indebtedness of Borrower [**] consisting of working capital payments funded pursuant to Section 11.5 of the Vifor License Agreement, provided, that such Indebtedness [**].”
f.The Loan Agreement shall be amended by adding the following definitions to Section 13.1 of the Loan Agreement:
““Vifor License Agreement” means that certain Second Amended and Restated License Agreement, dated as of February 18, 2022 between Borrower and Vifor (International) Ltd., as may be amended from time to time.”
““Working Capital Loan Repayment” is defined in Section 2.2(c)(iii).”
““Working Capital Loan Repayment Date” is defined in Section 2.2(c)(iii).”
““Working Capital Loan Repayment Notice” is defined in Section 2.2(c)(iii).”
3.Representations and Warranties; Reaffirmation.
a.Borrower hereby represents and warrants to each Lender and the Collateral Agent as follows:
i.Borrower has all requisite power and authority to enter into this Amendment and Waiver and to carry out the transactions contemplated hereby.
ii.This Amendment and Waiver has been duly executed and delivered by Borrower and is the legally valid and binding obligation of Borrower,

enforceable against Borrower in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by general principles of equity.
iii.The execution, delivery and performance by Borrower of this Amendment and Waiver have been duly authorized and do not: (A) contravene the terms of any of Borrower’s Operating Documents; (B) violate any Requirements of Law, except to the extent that such violation could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; (C) conflict or result in any breach or contravention of, or require any payment to be made under any provision of any security issued by Borrower or of any agreement, instrument or other undertaking to which Borrower is a party or affecting Borrower or the assets or properties of Borrower or any of its Subsidiaries or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its assets or properties are subject, except to the extent that such conflict, breach, contravention or payment could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; (D) require any Governmental Approval or other action by, or notice to, or filing with, any Governmental Authority (except such Governmental Approvals or other actions, notices and filings which have been duly obtained, taken, given or made on or before the Effective Date and are in full force and effect); (E) require any approval, consent, exemption or authorization, or other action by, or notice to, or filing with, any Person other than a Governmental Authority, including Borrower’s stockholders, members or partners, (except such approvals, consents, exemptions, authorizations, actions, notices and filings which have been or will be duly obtained, taken, given or made on or before the Effective Date and are in full force and effect), except for those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; or (F) constitute a material breach of or a material default under (which such default has not been cured or waived) or an event of default (or the equivalent thereof, however described) under, or could reasonably be expected to give rise to the cancellation, termination or invalidation of or the acceleration of Borrower’s or any Subsidiary’s obligations under, any Material Contract.
b.Borrower hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment and Waiver, except as expressly provided herein. By executing this Amendment and Waiver, Borrower acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment and Waiver.
4.Waivers. As of the Effective Date, the requirement that the annual audit opinion required to be delivered by Borrower to the Collateral Agent not be subject to a “going concern”

qualification in Section 5.2(a)(i)(x) of the Loan Agreement is hereby waived solely for the fiscal year ending December 31, 2021.
.
5.Limitation of Waivers. The waivers set forth above shall be limited precisely as written and relate solely to the provisions of Section 5.2(a)(i)(x) of the Loan Agreement and Section 5.2(a)(ii) of the Loan Agreement (as amended by this Amendment and Waiver), respectively, in the manner and to the extent described above and nothing in this Amendment and Waiver shall be deemed to:
a.Constitute a waiver of compliance by Borrower or any other Credit Party with respect to any other term, provision or condition of the Loan Agreement or any other Loan Document, or any other instrument or agreement referred to therein; or
b.Prejudice any right or remedy that the Collateral Agent or any Person that is a lender at any time under the Loan Agreement may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document, or any other instrument or agreement referred to therein.
6.References to and Effect on Loan Agreement. Except as specifically set forth herein, this Amendment and Waiver shall not modify or in any way affect any of the provisions of the Loan Agreement, which shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the Effective Date, all references in the Loan Agreement to “this Agreement,” “hereto,” “hereof,” “hereunder,” or words of like import shall mean the Loan Agreement as amended by this Amendment and Waiver.
7.Successors and Assigns. This Amendment and Waiver shall inure to the benefit of and be binding upon the Borrower, Credit Parties, Lenders, Collateral Agent and the banks and other financial institutions from time to time parties to the Loan Agreement, and each of their respective successors and assigns.
8.Governing Law; Venue; Jury Trial Waiver. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. Each of Borrower and each other Credit Party submits to the exclusive jurisdiction of the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Requirements of Law, in such Federal court; provided, however, that nothing in this Amendment and Waiver shall be deemed to operate to preclude the Collateral Agent or any Lender from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of the Collateral Agent or any Lender. Each of Borrower and each other Credit Party expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each of Borrower and each other Credit Party hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Each of Borrower and each other Credit Party hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to such party at the address set forth in (or otherwise provided in accordance with the terms of) Section 9 of the Loan Agreement as amended by this Amendment and Waiver and that service so made shall be deemed completed upon the earlier to occur of such party’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER, EACH OTHER CREDIT PARTY, LENDERS AND THE COLLATERAL AGENT WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AMENDMENT AND WAIVER OR ANY TRANSACTION CONTEMPLATED HEREBY, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THE WAIVER SET FORTH IN THIS SECTION 8 IS A MATERIAL INDUCEMENT FOR ALL PARTIES HERETO TO ENTER INTO THIS AMENDMENT AND WAIVER. EACH PARTY HERETO HAS REVIEWED THIS AMENDMENT AND WAIVER WITH ITS COUNSEL.
9.Counterparts. This Amendment and Waiver may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment and Waiver by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment and Waiver electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment and Waiver.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned hereto have caused this Amendment and Waiver to be executed as of the date first written above by each of their officers thereunto duly authorized.
BORROWER (on its own behalf and on behalf of each other Credit Party):

AKEBIA THERAPEUTICS, INC.,
a Delaware corporation
By:    /s/ David Spellman
Name: David Spellman
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature page to First Amendment and Waiver]

BIOPHARMA CREDIT PLC,
as Collateral Agent
By: Pharmakon Advisors, LP,
its Investment Manager
By: Pharmakon Management I, LLC,
its General Partner

By__/s/ Pedro Gonzalez de Cosio________________
Name: Pedro Gonzalez de Cosio
Title: Managing Member
BPCR LIMITED PARTNERSHIP,
as a Lender
By: Pharmakon Advisors, LP,
its Investment Manager
By: Pharmakon Management I, LLC,
its General Partner

By__/s/ Pedro Gonzalez de Cosio________________
Name: Pedro Gonzalez de Cosio
Title: Managing Member
BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP,
as Lender
By:    BioPharma Credit Investments V GP LLC,
its general partner
By: Pharmakon Advisors, LP,
its Investment Manager

By__/s/ Pedro Gonzalez de Cosio________________
Name: Pedro Gonzalez de Cosio
Title: CEO and Managing Member
[Signature page to First Amendment and Waiver]